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                                                                     EXHIBIT 23


                           Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statements (Forms S-3, No. 333-15533, 33-58736, 33-60229, 33-78760, 33-72170, 33-68542 and
Forms S-8 No. 33-45348, 33-75466 and 33-88826) of Enzo Biochem, Inc. and in the related Prospectus of our report dated October 10, 1997, with respect to the consolidated financial statements and schedule of Enzo Biochem, Inc. included in this Annual Report (Form 10-K) for the fiscal year ended July 31, 1997.



                                                           /s/ Ernst & Young LLP
Melville, New York
October 29, 1997


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